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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 31, 2001
                        (Date of earliest event reported)

                            AT&T LATIN AMERICA CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-31010                223687745
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)

           220 Alhambra Circle, Suite 900, Coral Gables, Florida 33134
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (305) 459-6300

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ITEM 9. REGULATION FD DISCLOSURE.

         The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of AT&T Latin America Corp. (the "Company") or any affiliate thereof.

          Some of the statements in this Report and the exhibits hereto are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors, that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed in or implied by the forward-looking statements.

          Forward-looking statements include but are not limited to statements and references about the following matters:

                  - expectations and estimates of completion dates and network expansion;

                  - expectations about the sources of revenues and the percentage breakdown of sources of revenues; and

                  - future financial performance, including growth in sales and income.

         In addition to matters that are described in this Report and the exhibits hereto, the following factors, among others, could cause the Company's actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this Report or in the accompanying exhibits:

                  -        inaccurate forecasts of customer or market demand;

                  - the rate of expansion of our networks and customer base;


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                  -        changes in communications technology and/or the
                           pricing of competitive products and services;

                  -        highly competitive market conditions;

                  - access to financing on acceptable terms and conditions;

                  -        loss of one or more important customers;

                  - acquisitions by us and our ability to integrate successfully any acquired businesses or technologies into our operations;

                  - changes in or developments under laws, regulations and licensing requirements in the countries in which we operate;

                  - our ability to obtain and retain rights of ways and permits necessary for the expansion and maintenance of our networks;

                  -        currency fluctuations;

                  -        volatility of our stock price; and

                  - changes in economic and political conditions in the countries in which we operate.

          At the Company's Annual Meeting of Stockholders to be held on Thursday, May 31, 2001 and at an analyst meeting to be held on Friday, June 1, 2001, the Company intends to reiterate the guidance given on its first quarter conference call held on Monday, May 14, 2001 and in a press release issued on that date as follows:

                           - The Company expects to achieve revenue growth for 2001 of between 70%-80% compared to pro forma revenue in the year 2000.

                           - The Company anticipates that data and Internet services will account for approximately 60% to 65% of its revenues in 2001 and that voice services will account for the balance of its revenues in 2001.

                           - The Company expects that its earnings before interest, taxes, depreciation and amortization ("EBITDA") as a percentage of revenue will improve from negative 103% as of year-end 2000 to a range of negative 40% to negative 55% as of year-end 2001, maintaining a trajectory towards achieving a positive EBITDA margin in 2003, and positive cash flow in 2004.

                           - The Company expects its network to reach approximately 7,000 route kilometers by year end 2001.

                           - The Company is targeting aggregate capital expenditures for the year 2001 of between $200 and $220 million.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AT&T LATIN AMERICA CORP.
                                    (Registrant)


                                    By: /s/ Patricio E. Northland
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                                        Name:  Patricio E. Northland
                                        Title: President and Chief Executive
                                                Officer



Date: May 31, 2001


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